Offerings - Offering: 1	Mar. 10, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Common Stock Class A
Amount Registered | shares	10,000,000
Proposed Maximum Offering Price per Unit	0.01
Maximum Aggregate Offering Price	$ 100,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13.81